SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   November 6, 1996


                        Micro Component Technology, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Minnesota                          0-22384                   41-0985960
(State or Other Jurisdiction         (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)


3850 North Victoria Street, St. Paul, MN                                55126
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (612) 482-5100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report





                               Page 1 of 3 pages.
                           Exhibit index is on page 3.


Item 5.           Other Events.

                  On November 6, 1996, the stockholders of the Company approved a change in the Company's state of incorporation from Delaware to Minnesota. The change was effected by merging the Company with and into its wholly-owned subsidiary pursuant to an Agreement and Plan of Merger.

                  Reincorporation in Minnesota is intended to allow the Company to take advantage of a number of provisions of the corporate laws of Minnesota. In addition, reincorporation in Minnesota will allow the Company to avoid Delaware franchise taxes, duplicate filings in Minnesota and Delaware, and the general inconvenience and added expense of being incorporated in Delaware.


Item 7.           Exhibits.

                  2. Agreement and Plan of Merger. (Incorporated by reference to Post-Effective Amendment No. 1 to Form S-1, SEC File No. 33- 98940, dated November 12, 1996).



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MICRO COMPONENT TECHNOLOGY, INC.


Dated: November 18, 1996.             By  /s/ Jeffrey S. Mathiesen
                                          Jeffrey S. Mathiesen, Vice President
                                          and Chief Financial Officer



                                  EXHIBIT INDEX





Item                                                                  Page
----                                                                  ----

 2.      Agreement and Plan of Merger. (Incorporated
         by reference to Post-Effective Amendment No. 1
         to Form S-1, SEC File No. 33-98940, dated
         November 12, 1996).                                          N/A